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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2004, providing for the issuance of
                       Citigroup Mortgage Loan Trust Inc.,
              Mortgage Pass-Through Certificates, Series 2004-NCM1)


                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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
           Delaware                                   333-107958                01-0791848
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

390 Greenwich Street
New York, New York                                                           10013
--------------------------------------------                                 ------
(Address of Principal Executive Offices)                                   (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                  Description
-----------           -----------                  -----------

1                     5.1, 8.1, 23.1               Opinion and Consent of
                                                   Thacher Proffitt & Wood LLP


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2004


                                          CITIGROUP MORTGAGE LOAN TRUST
                                          INC.


                                          By: /s/ Matt Bollo
                                              -------------------------
                                          Name:   Matt Bollo
                                          Title:  Assistant Vice President














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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1, 8.1, 23.1                  Opinion and Consent of Counsel